UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 21, 2017

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
 None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

Item 8.01. Other Events.
The following is an update to the disclosure on the “Hawaii Electric Light 2016 test year rate case” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Electric Utility” under “Most recent rate proceedings,” which is incorporated herein by reference to pages 68-69 of HEI’s and Hawaiian Electric’s Form 10-Q for the quarterly period ended June 30, 2017.

Hawaii Electric Light Company, Inc.’s (Hawaii Electric Light’s) 2016 test year rate case
On August 21, 2017, the Public Utilities Commission of the State of Hawaii (PUC) issued an interim decision and order (D&O) in Hawaii Electric Light’s 2016 test year rate case, granting a total annual interim increase of $9.9 million, or 3.4%, over current effective rates. The interim increase reflects a return on average common equity (ROACE) of 9.5% for an overall rate of return (i.e., rate of return on rate base) of 7.8% (which reflects a capital structure that includes 56.69% common equity.) The interim increase will become effective upon PUC approval of the revised tariff sheets reflecting the interim D&O.
The interim increase is based on, and is substantially the same as, the Stipulated Settlement Letter, filed on July 11, 2017, which documented agreements reached with the Consumer Advocate on all of the issues in the proceeding, except for the narrowed rate of ROACE issue of whether the stipulated ROACE should be reduced from 9.75% (by up to 25 basis points) based solely on the impact of decoupling, considering current circumstances and relevant precedents. The PUC will review additional briefings by Hawaii Electric Light and the Consumer Advocate of the effect of decoupling, if any, on the final ROACE. The interim D&O indicated the adoption of the various amounts and results of operations is only for the interim D&O and the does not commit the PUC to accept any of these amounts in its final D&O. If the interim increase exceeds the amount of the increase ultimately approved in the final D&O, then the excess would be refunded to Hawaii Electric Light’s customers, with interest.
The last rate increase in base rates for Hawaii Electric Light was in January 2011. The increase in this proceeding is to cover higher operating costs (including expanded vegetation management focusing on albizia tree removal) and system upgrades to increase reliability, improve customer service and integrate more renewable energy.
Management cannot predict the timing of a final D&O or the ultimate outcome of Hawaii Electric Light’s 2016 test year rate case proceeding.

HEI and Hawaiian Electric intend to continue to use HEI's website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI's website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI's website, in addition to following HEI's, Hawaiian Electric's and American Savings Bank, F.S.B.'s (ASB's) press releases, HEI's and Hawaiian Electric's SEC filings and HEI's public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s or Hawaiian Electric’s SEC filings unless, and except to the extent specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2015-0170 for the Hawaii Electric Light 2016 test year rate case) in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s or Hawaiian Electric’s other SEC filings.

FORWARD-LOOKING STATEMENTS
This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s and Hawaiian Electric’s Annual Report on Form 10-K for the year ended December 31, 2016 and HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: August 22, 2017	Date: August 22, 2017

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